Exhibit 99.1

 LEADING THEREGENERATIVE MEDICINE REVOLUTION  May 2015NYSE MKT: BTX

 The matters discussed in this presentation include forward looking statements which are subject to various risks, uncertainties, and other factors that could cause actual results to differ materially from the results anticipated. Such risks and uncertainties include but are not limited to the success of BioTime in developing new stem cell products and technologies; results of clinical trials of BioTime products; the ability of BioTime and its licensees to obtain additional FDA and foreign regulatory approval to market BioTime products; competition from products manufactured and sold or being developed by other companies; the price of and demand for BioTime products; and the ability of BioTime to raise the capital needed to finance its current and planned operations. Any statements that are not historical fact (including, but not limited to statements that contain words such as "will," "believes," "plans," "anticipates," "expects," "estimates") should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and/or commercialization of potential products, uncertainty in the results of clinical trials or regulatory approvals, need and ability to obtain future capital, and maintenance of intellectual property rights. As actual results may differ materially from the results anticipated in these forward-looking statements they should be evaluated together with the many uncertainties that affect the business of BioTime and its subsidiaries, particularly those mentioned in the cautionary statements found in BioTime's Securities and Exchange Commission filings. BioTime disclaims any intent or obligation to update these forward-looking statements.  2  Safe Harbor Statement

 RIGHT TIME to consolidate leadership in regenerative medicine  ROBUST PIPELINE addressing large, degenerative diseases  UNIQUE CELL DELIVERY PLATFORM: ReneviaTM pivotal trial underway  MULTIPLE CLINICAL TRIALS advancing products to commercialization  UNLOCKING SUBSIDIARY VALUE (NYSE MKT: AST, $230M1)  LEADERSHIP TEAM with clinical development, commercial expertise  Investment Higlights  BUILDING VALUE AT BIOTIME  3  1 Fair value of AST shares held by BioTime based on 68% ownership on May 1, 2015

     Gene cloningtechnology developed  Hybridomatechnology developed  Isolation of pluripotentstem cells  2015  1970  1980  1990  2000  2010      1974  1975  1998  RECOMBINANT DNA  MONOCLONAL ANTIBODIES  REGENERATIVE MEDICINE          2010: FIRST-IN-HUMAN TRIAL OF OPC1    $44BNCURRENT GLOBAL MARKET    $75BNCURRENT GLOBAL MARKET  Regenerative Medicine: The Next Revolution  4

Cell Therapy Has Long Asset Life Potential


Small Molecules
Technology in decline
Generics
Recombinant Proteins
Technology in maturity phase
Biosimilars
Monoclonal Antibodies
Technology in growth phase
Biosimilars
hESC Master
Cell Bank
Product
Cell Therapy
Technology in clinical trials phase
Lack of regulatory pathway for
generics or biosimilars

BIOTIME 5

Stem Cell Platform Enables Multiple Opportunities

- Pluripotent stem cell platform allows industrial manufacture of all human cell types
- Significant competitive barriers: >600 patents/apps worldwide
- Large degenerative disease markets
- Multiple near-term clinical milestones
- BioTime and subsidiaries have multiple opportunities for value creation



Cardiac Cells
Vascular Endothelium/
Vascular Smooth Muscle
Dendritic Cells
Retinal Pigment
Epithelial Cells
Osteochondral
Cells
Oligodendrocytes
Brown Adipose
Cells
Pluripotent
Stem Cells

BIOTIME 6

               HIV-associated lipoatrophy  CELL THERAPIES  Broad Portfolio Advancing in Clinic  CELL DELIVERY MATRIX  Renevia  DIAGNOSTICS PLATFORM  PanC-Dx  Pre-Clinical  Phase I  Phase II  Phase III/Pivotal        OpRegen  OPC1  VAC2  Dry AMD  Spinal cord injury rehabilitation  NSC lung cancer  Screening diagnostics for bladder, lung, and breast cancer    Brown Adipocyte Progenitors  Metabolic disease    7  Osteochondral Progenitors  Bone grafting    VAC1  Acute myelogenous leukemia

 Retinal Pigment Epithelium (RPE)  Choroid  Photoreceptors  Drusen  Age-Related Macular Degeneration (AMD)  OpRegen has Proven Mechanism in Dry AMD  Photoreceptor function, angiogenesis inhibition depend on RPE cells  Loss of RPE cells can cause dry or wet AMD  OpRegen integrates into subretinal space to replace missing RPE cells    8  Dry AMD frequently leads to wet AMD, opportunity to prevent dry AMD  Data1 show OpRegen’s high purity, safety and efficacy in leading animal models  1 The Association for Research in Vision and Opthalmology, May 2015

   hES Cell-Derived RPE Cell Replacement Therapy for Dry AMD  Targeting Larger Dry AMD Opportunity  9    800,000 Cases in U.S. Annually  90% Dry AMDNo Approved Therapy  10% Wet AMD>$7B Market Globally

   OpRegen Phase I/IIa: First Patient Dosing 2Q15  Cohort 3 ● 3 Patients BCVA 20/200 or less 500,000 cells  TRIAL DESIGNPart 1  Cohort 4 ● 6 Patients BCVA 20/100 or less 500,000 cells    Cohort 2 ● 3 Patients BCVA 20/200 or less 200,000 cells    Cohort 1 ● 3 Patients BCVA 20/200 or less 50,000 cells  Part 2  Phase I/IIa Study  Dose escalation safety and efficacy study of OpRegen transplanted subretinally in patients with advanced dry-form of AMD(Geographic Atrophy)Open label, non-randomized, sequential, single center trial    Study Site  Hadassah University Medical Center, Jerusalem, Israel  Dose and Administration  Single escalating doses of cells in saline injection into subretinal space  10

 Demyelination of neurons impairs rehabilitation from spinal cord injury, plays a role in multiple sclerosis, other diseases   Transplantation of oligodendrocyte progenitors can remyelinate damaged nerve axons, improving recovery from spinal cord injury in extensive rat model studies  Oligodendrocyte Progenitors  OPC1: Promise in Spinal Cord Rehabilitation  Nerve Cell Axon  Oligodendrocyte  11  Phase I study demonstrated OPC1’s safety and feasibility, with five subjects followed for >4 years after receiving 2 mil OPC1 cells

OPC1: Phase I/IIa Trial Underway

Indication: Complete Cervical Spinal Cord Injury

TRIAL DESIGN
Sequential Cohort, Dose Escalation

Dose three pts with two million AST-OPC1 cells

after 30 Days

dose five pts with 10 million AST-OPC1 cells

after 30 Days

dose five pts with 20 million AST-OPC1 cells

Subject to FDA clearance, expansion of second and third dose cohorts

May result in pathway to registration study

Objectives • Safety and Preliminary Efficacy

- Assess effects on upper extremity motor function
- Investigate effects on additional measures of neurological function

BIOTIME 12

VAC1: Proof-of-Concept in Multiple Cancers



telomerase antigen
MHCII
TCR
signal
attack
Dendritic Cell
Activated T-Cell
Cancer Cell

- Telomerase is an unprecedented target - abnormally expressed in ~95% of cancer types
- Patient-specific dendritic cells can train immune cells to attack cancer
- Phase I study in prostate cancer appeared safe, increased PSA times[1]
- Phase II study in AML appeared safe, increased DFS[2]

VAC2 is the next-generation allogeneic vaccine advancing toward clinic studies

Off-the-shelf hES cell-derived DCs could improve QC, reduce costs, and speed delivery of therapy to patients

[1] J. Immunol 2005, 174:3798 [2] Khoury ASH 2010

BIOTIME 13

 Most cell therapies without matrix support have reported engraftment of less than 5%  Most human cells naturally die if not rapidly attached to matrix  Need for Cell Delivery is Significant  14  Current known options not easily adapted to include cells and matrix for delivery to tissues in vivo using a small gauge syringe   ReneviaTM

 3-Dimensional Cell Delivery Matrix  Renevia™: Novel Injectable Cell Delivery Matrix    15  Renevia™: Novel Injectable Cell Delivery Matrix

Applications in Multiple Types of Facial Atrophy

- Renevia™ designed to safely produce 3-D tissue *in vivo*
- Cells remain where placed by surgeon
- ~350,000 in EU have HIV-related lipoatrophy
- $5,000-7,000 spent per patient annually for currently available treatment options
- Trauma or age-related lipoatrophy even more prevalent
- Many other potential applications in combination with adult and ESC therapies



Age-Related Lipoatrophy

BIOTIME 16

Renevia™: Pivotal Trial Initiated 1Q15

Pivotal trial to support CE mark for use in HIV-associated lipoatrophy in combination with autologous lipotransfer

TRIAL DESIGN
Multicenter, randomized, controlled, single-blind trial

Treated vs. delayed treatment control
25 completers in each group with treatment effect measured at 1, 3, and 6 months

Primary Endpoint
Increase in skin thickness as measured by ultrasound at 6 months

Secondary Endpoint
- Mid-face volume deficit score -
- Global aesthetic improvement scale -



HIV-Related Lipoatrophy

Enrollment completion expected within a year

BIOTIME 17

             8 Million Patients Screened Annually in U.S.  LUNG CANCER  18  PanC-Dx™: Platform with Broad Oncology Potential  Noninvasive Cancer Screening Diagnostics  Less invasive, easily implemented, novel blood and urine-based diagnostic  Potential for expanded use in numerous solid tumor types  3.5 Million Diagnostic Mammograms Annually in U.S.  BREAST CANCER  1.5 Million Tests Annually in U.S.  BLADDER CANCER  Final clinical validation data expected in 4Q15 (bladder), in 1Q16 (breast)  Interim data presented on breast and bladder cancer in April 2015; lung data expected in 2H15

     Financial Strength for Growth      ASSETS  $283M  Liquid Assets  $26M  Cash1  $27M  Registered BTX shares2 held by subsidiaries  $230M  AST shares2(BTX owns 68%)  No Debt  ~$452M  BioTime Market cap3  ~45%  Shares owned bylong-term stockholders  1 At March 31, 2015, 2 Fair value of AST shares and BTX shares based on May 1, 2015 data, 3 As of May 1, 2015  19

Financial De-Risking

AST-OPC1

CIRM

$14.3 million Grant

Includes funding for:

- Execution of Phase 1/2a study
- Assay development
- Facilities and indirect costs

AST-VAC2

CANCER RESEARCH UK

$20-30 million

- CRUK provides funding for personnel, cGMP manufacturing, regulatory filing, Phase 1/2a trial
- Asterias has first option to reacquire program on preset, reasonable terms or majority revenue share

OpRegen

OCS-Office of the Chief Scientist
MINISTRY OF ECONOMY

~$8 million

- Funding of pre-clinical studies leading to IND filing
- Nondilutive grant with potential for follow-on funding

$42-52 million of Total Non-Dilutive Funding

BIOTIME 20

Significant Stakes in Key Subsidiaries    68%  % BTX Ownership as of March 31, 2015    63%2    75%  1 Fair value of AST shares held by BioTime based on May 1, 2015 2 Includes shares owned by BioTime, Asterias, and ESI  21  $230M  1

           Leadership TeamScientific, Clinical Development, Commercial Expertise  LEADER  ROLE  EXPERIENCE  Michael D. West, Ph.D.  President andChief Executive Officer  Ocata Therapeutics, Geron (Founder)  Adi Mohanty  Chief Operating Officer  Shire, Baxter  EXPERIENCED BOARD OF DIRECTORS + 3 RECENT ADDITIONS WITH COMMERCIAL EXPERIENCE+ Stephen L. Cartt (Questcor Pharmaceuticals, Inc.)+ Michael H. Mulroy (Mallinckrodt and Questcor)+ Angus C. Russell (Shire, Former Chief Executive Officer)         22  Robert W. Peabody  Senior Vice President,Chief Financial Officer  Ocata Therapeutics, Ecolab

                         Near-Term Value Creation  Results from multiple clinical studies  Commercializing cancer screening diagnostics  Completing Renevia pivotal clinical trial enrollment   Implementing clinical and financial de-risking strategies  Unlocking subsidiary company value for BioTime shareholders  Building management & Board for commercial phase  POSITIONED FOR SUCCESS              23

 LEADING THEREGENERATIVE MEDICINE REVOLUTION  NYSE MKT: BTX